Subsequent events - Additional Information (Detail) - Series BM Preferred Shares [Member] - Non Adjusting Event After Reporting Date [Member] $ / shares in Units, $ in Millions	Aug. 24, 2021 CAD ($) $ / shares
Disclosure of non-adjusting events after reporting period [line items]
Preferred shares latest redemption date	Aug. 24, 2021
Term of limited recourse capital note preferred shares held in trust	5 years
Redemption value of preferred shares | $	$ 30
Redemption price per share | $ / shares	$ 25